National Penn Bancshares, Inc. (NPBC)

Consistent Performance

♦

Well-Positioned for Growth

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

Q1 2014

Safe Harbor Regarding Forward Looking Statements

This presentation contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "could," "plan," "goal," "potential," "pro forma," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements.

National Penn's business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: difficult conditions in the capital markets and the economy generally, regulatory requirements or other actions mandated by National Penn's regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), delayed improvement in the credit quality of loans, the effect of credit risk exposure, the ability to strategically manage our capital position and to raise capital, allowance for loan losses may prove inadequate, variations in interest rates, unanticipated costs from our corporate relocation plan, the geographic concentration of National Penn's operations, declines in the value of National Penn's assets and the effect of any resulting impairment charges, competition for personnel and from other financial institutions, interruptions or breaches of National Penn's security systems, the development and maintenance of National Penn's information technology, potential dilution of National Penn's shareholders, the ability of National Penn and its subsidiaries to pay dividends, severe weather and natural disasters, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party. These risks and others are described in greater detail in National Penn's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as well as in National Penn's Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Non-GAAP Financial Measures

This presentation contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America ("GAAP"). National Penn's management uses these non-GAAP measures in its analysis of National Penn's performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

- *Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders' equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company's tangible capital trends.*
- *Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.*
- *Adjusted net income and adjusted return on average assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and adjusted return on average assets provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.*
- *Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.*

Management believes the use of non-GAAP measures will help readers compare National Penn's current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

NATIONAL PENN

Building Long-Term Shareholder Value

NPBC Value Proposition

- Execution of strategic initiatives
- Consistent high-level performance
- Superior asset quality
- Consistent returns of capital
- Strong balance sheet positioned for disciplined growth and further enhancement of long-term shareholder value

NATIONAL PENN

National Penn Bancshares, Inc. (NPBC)
Leading Community Bank in Eastern PA

Total assets	➢$8.6 billion
Market cap	➢$1.4 billion

Current share price	$9.79
Price / LTM EPS	14.6x
Price / Tangible Book Value	167%
Current dividend payout	63%
Current dividend yield	4.09%

NPBC Adjusted EPS data through March 31, 2014. Market data per SNL as of close May 9, 2014.

NATIONAL PENN

Concentrated Presence in Demographically Attractive Markets in Eastern Pennsylvania

Footprint includes nine of the wealthiest 15 counties in PA*



Network of 119 Branches
Corporate Headquarters Relocated to Allentown, PA, Q1 2014
PENNSYLVANIA
Scranton
State College
Allentown
Harrisburg
Philadelphia
Wilmington
Baltimore
Pittsburgh
NEW YORK
New York City
NEW JERSEY
MARYLAND
DELAWARE

*Based on most recent median household income demographic data per SNL Financial as of June 30, 2013.

NATIONAL PENN

Leading Community Bank in our Market

Rank 2013	Parent Company	Deposits in Market	Market Share (%)
1	Wells Fargo & Co.	29,931,114	19.54
2	Royal Bank of Scotland Group Plc	17,516,111	11.43
3	PNC Financial Services Group Inc.	16,332,889	10.66
4	Toronto-Dominion Bank	12,498,370	8.16
5	Banco Santander SA	7,297,517	4.76
6	Bank of America Corp.	7,068,852	4.61
7	**National Penn Bancshares Inc.**	**6,100,414**	**3.98**
8	Susquehanna Bancshares Inc.	5,673,125	3.70
9	Fulton Financial Corp.	4,933,667	3.22
10	M&T Bank Corp.	3,853,307	2.52
11	First Niagara Financial Group Inc.	2,642,780	1.73
12	Citigroup Inc.	2,429,528	1.59
13	Beneficial Mutual Bancorp Inc. (MHC)	2,283,593	1.49
14	Customers Bancorp Inc.	2,270,071	1.48
15	Univest Corp. of Pennsylvania	1,896,033	1.24

Source: SNL Financial / FDIC – pro-forma data as of June 30, 2013. Total NPBC PA market area by county.

NATIONAL PENN

Proactive Management Team
Delivering on Strategic Objectives

2010 - 2011

- ✓ Surrendered separate account BOLI
- ✓ Divested Christiana Bank & Trust subsidiary
- ✓ Secured $150 million of common equity from Warburg Pincus at market price without warrants
- ✓ Repaid TARP obligation of $150 million and redeemed warrants

2012 – 2014

- ✓ Executed 5% share repurchase programs (2012 & 2014)
- ✓ Increased common dividend from $0.09 - $0.40
- ✓ Redeemed $65 million of National Penn 7.85% retail TruPS
- ✓ Restructured $400 million of high-cost FHLB borrowings
- ✓ Rebranded all divisions as National Penn
- ✓ Announced relocation of corporate headquarters to Two City Center, Allentown, PA
- ✓ Announced expense restructuring including branch rationalization
- ✓ Repurchased 7 million of Warburg Pincus common shares (Q1 2014)

Consistent Performance
High-Level Earnings and ROAA Trend



Quarterly
$0.20
$0.15
$0.10
$0.05
$0.00
1.60%
1.20%
0.80%
0.40%
0.00%
$0.16
$0.17
$0.17
$0.17
$0.16
1.14%
1.21%
1.17%
1.19%
1.09%
Q1 2013*
Q2 2013
Q3 2013
Q4 2013*
Q1 2014
Earnings Per Share
ROAA



Full Year
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
1.60%
1.20%
0.80%
0.40%
0.00%
$0.66
$0.67
1.17%
1.18%
2012*
2013*
Earnings Per Share
ROAA

*Adjusted EPS and ROAA; refer to Appendix for calculation of non-GAAP measures.

NATIONAL PENN

Consistent Performance
Well-Managed Net Interest Income and Margin


($millions)
Quarterly
$80.0
$60.0
$40.0
$20.0
$0.0
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
$61.6
$63.3
$63.1
$64.1
$62.3
3.49%
3.53%
3.49%
3.51%
3.44%
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Net Interest Income
Net Interest Margin (FTE)


($millions)
Full Year
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
$254.0
$252.1
3.50%
3.51%
2012
2013
Net Interest Income
Net Interest Margin (FTE)

Managed Cost of Interest-Bearing Liabilities

- FY 2012: 1.00%
- FY 2013: 0.59%

NATIONAL PENN

Q1 2014 Strategic Action

Movement of Approximately $500 Million of Investments from AFS to HTM

($millions)	12/31/13		3/31/14	
AFS	$1,894	79%	$1,442	59%
HTM	$438	18%	$918	38%
Other	$64	3%	$64	3%
Total	**$2,396**		**$2,424**	

Rationale

- Historically NPBC has not actively "traded" its portfolio
- Mitigate impact of volatility on tangible book value
- No significant impact on liquidity

NATIONAL PENN

Consistent Performance
Disciplined Loan Growth



($millions)
Commercial Loans
$3,750
$3,500
$3,250
$3,000
$3,573
$3,654
$3,709
YOY Commercial Loans Grew 3.8%
Q1 2013
Q4 2013
Q1 2014



($millions)
Consumer Loans
$2,000
$1,600
$1,200
$800
$400
$0
$1,677
$1,684
$1,668
YOY Consumer Loans Declined 0.5%
$670
$657
$653
Q1 2013
Q4 2013
Q1 2014
Total Consumer Loans
Mortgages



($millions)
Total Loans
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,250
$5,338
$5,378
YOY Total Loans Grew 2.4%
Q1 2013
Q4 2013
Q1 2014

NATIONAL PENN

Superior Asset Quality



($millions)
Classified Loans
$300
$250
$200
$150
$100
$50
$243
$234
$219
$192
$174
YOY 28% Decline in Classified Loans
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014



($millions)
Net Loan Charge-Offs &
Provision for Loan Losses
$7.5
$5.0
$2.5
$0.0
$5.3
$1.5
$4.1
$1.5
$5.0
$1.25
$5.4
$1.0
$4.4
$1.25
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Net Charge-Offs
Provision



Allowance / Non-Performing Loans
250%
200%
150%
100%
50%
0%
194%
94%
Q1 2014
Peer Mean*



Non-Performing Loans / Total Loans
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.89%
1.44%
Q1 2014
Peer Mean*

* Peer mean as of 12/31/13. Refer to appendix for listing of peers.

NATIONAL PENN

Consistent Performance

Diversification and Contribution of Core Non-Interest Income* to Earnings Strength



Quarterly
($millions)
$25
$20
$15
$10
$5
$0
$22.7
$21.5
$8.6
$7.9
$6.6
$6.9
$3.0
$3.6
$3.6
$2.4
$0.9
$0.7
Q4 2013
Q1 2014
Banking - mortgages
Banking - other
Insurance
Wealth
Banking - deposits



Full Year
($millions)
$100
$80
$60
$40
$20
$0
$95.6
$95.9
$34.4
$34.1
$24.6
$27.3
$12.9
$12.7
$16.1
$15.3
$7.6
$6.5
2012
2013
Banking - mortgages
Banking - other
Insurance
Wealth
Banking - deposits

* Refer to Appendix for reconciliation of Non-GAAP measure.

NATIONAL PENN

Consistent Performance

Culture of Operating Expense* Management

Quarterly


($millions)
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
$52.4
$53.2
$53.6
$51.8
$52.3
58.61%
57.43%
58.16%
57.00%
59.60%
Q1 2013**
Q2 2013**
Q3 2013**
Q4 2013
Q1 2014
FDIC insurance
Other operating expense
Premises and equipment
Salaries, wages and employee benefits
Efficiency Ratio*

Full Year


($millions)
$240.0
$210.0
$180.0
$150.0
$120.0
$90.0
$60.0
$30.0
$0.0
70%
65%
60%
55%
50%
45%
40%
35%
30%
$210.3
$211.0
57.12%
57.80%
2012
2013
FDIC insurance
Other operating expense
Premises and equipment
Salaries, wages and employee benefits
Efficiency Ratio*

* Refer to Appendix for reconciliation of Non-GAAP measure. **Includes reclassified amounts to conform to the current period classification.

NATIONAL PENN

Consistent Performance

Disciplined Operating Expense* Management


($millions)
$300
$250
$200
$150
$100
$50
70%
65%
60%
55%
50%
45%
40%
35%
30%
59.61%
58.78%
59.03%
57.12%
57.80%
$227
$226
$221
$210
$211
2009-2013 CAGR (1.81)%
2009
2010
2011
2012
2013
Core Non-Interest Expense*
Efficiency Ratio*

* Excludes expenses related to Christiana Bank & Trust from 2009 acquisition through divestiture in 2010 and non-recurring items. Refer to Appendix for reconciliation of Non-GAAP measures.

NATIONAL PENN

Balance Sheet Strength
Strength of Capital Ratios and "Excess" Capital Position


20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
16.67%
16.72%
15.69%
14.17%
14.23%
13.22%
10.79%
10.41%
9.86%
Q1 2013
Q4 2013
Q1 2014
Tangible Common Equity* / Tangible Assets Ratio
Tier 1 Common Ratio
Total Risk-Based Capital Ratio


($millions)
"Excess"Capital
450
400
350
300
250
200
150
100
50
-
Tier 1 Leverage
Tier 1 Risk-Based
Total Risk-Based Capital
Capital at December 31, 2013 in Excess of "Well Capitalized" + 250bp
Capital at March 31, 2014 in Excess of "Well Capitalized" + 250bp


Tier 1 Common Ratio vs. Peer Mean
20.0%
15.0%
10.0%
5.0%
0.0%
13.22%
10.93%
Q1 2014
Peer Mean**

*Refer to Appendix for reconciliation of Non-GAAP measure. **Peer mean as of 12/31/13. Refer to appendix for listing of peers.

NATIONAL PENN

Warburg Pincus Share Repurchase January 28, 2014

Shares Repurchased	7 million
Percent of Outstanding	4.8%
Repurchase Price (closing price January 27, 2014)	$10.77
Aggregate Purchase Price	$75.4 million
Warburg remaining ownership	13.6%

NATIONAL PENN

Consistent Returns of Capital

➢ **NPBC Current Quarterly Dividend**	**$0.10**
➢ **NPBC Current Dividend Yield**	**4.09%**
➢ Peer Average Dividend Yield	2.81%
➢ **NPBC Payout Ratio**	**63%**
➢ Peer Average Payout Ratio	41%

Data as of market close May 9, 2014.
Peer data per SNL Financial. Refer to Appendix for peer listing.

NATIONAL PENN

Well-Positioned for Growth

Mid-Atlantic Region M&A Opportunity



PENNSYLVANIA
Scranton
State College
Allentown
Pittsburgh
Harrisburg
Philadelphia
Wilmington
MARYLAND
Baltimore
DELAWARE
NEW YORK
New York City
NEW JERSEY

# Banking Institutions*	
Delaware	7
Maryland	75
New Jersey	107
Pennsylvania	193

*Source: # Banking Institutions per SNL Financial – October 25, 2013.

NATIONAL PENN

Building Long-Term Shareholder Value
Strategic M&A Considerations

- ✓ Relevant size
- ✓ Relative risk
- ✓ Operating leverage
- ✓ Franchise value

Building Long-Term Shareholder Value

2014 Strategic Objectives



Utilize Strength of Balance Sheet
Grow Wealth and Insurance Contributions
Sustain Prudent Risk Management Culture
Build Upon Solid Earnings Power of Franchise
Enhance Long-Term Shareholder Value
Effectively Manage Capital Base

NATIONAL PENN

Building Long-Term Shareholder Value

NPBC Total Annual Return



20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
18.57%
7.66%
9.86%
Total Annual Return Since Jan 1, 2010
NPBC
Mean - All Peers
Mean - Peers with Stock Appreciation

Source: Annual Equivalent Total Return per Bloomberg through close January 31, 2014. See Appendix for peer listing.

NATIONAL PENN

Building Long-Term Shareholder Value

Total Return

Capital Management Opportunities

Balance Sheet Management Opportunities

Solid and Consistent Financial Performance

Balance Sheet Strength

Strength of the Franchise

NPBC will be the most highly regarded financial institution within the markets it serves.

NATIONAL PENN

APPENDIX

NPBC Peer Group*

Peer	Ticker	Assets as of 12/31/13 ($billions)
Bancorp South, Inc.	BXS	$13.0
F.N.B Corporation	FNB	13.6
First Midwest Bancorp, Inc	FMBI	8.3
First Niagara Financial Group, Inc.	FNFG	37.6
FirstMerit Corporation	FMER	23.9
Fulton Financial Corporation	FULT	16.9
MB Financial, Inc.	MBFI	9.6
Old National Bancorp	ONB	9.6
Susquehanna Bancshares, Inc.	SUSQ	18.5
Trustmark Corporation	TRMK	11.8
Valley National Bancorp	VLY	16.2
Wintrust Financial Corp	WTFC	18.1

*Note: Consistent peer group since 2009 (as disclosed in 2009 Proxy Statement). Wilmington Trust (WL) excluded from peer data beginning with data for Q1 2011 due to acquisition by M&T. Whitney Holding Company (WTNY) excluded from peer data beginning with 2Q 2011 due to acquisition by Hancock Holding Co. (HBHC).

Reconciliation of Non-GAAP Measures

Adjusted Earnings per Diluted Share	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	FY 2012	FY 2013
Net income (loss)	$ (0.12)	$ 0.17	$ 0.17	$ 0.15	$ 0.16	$ 0.66	$ 0.37
After-tax adjustments:							
Unrealized FV gain on subordinated debentures*	(0.01)	-	-	-	-	-	(0.01)
Corporate reorganization expense	-	-	-	0.03	-	-	0.03
Loss on debt extinguishment**	0.29	-	-	-	-	-	0.29
Adjusted net income***	$ 0.16	$ 0.17	$ 0.17	$ 0.17	$ 0.16	$ 0.66	$ 0.67

($millions)

Adjusted Return on Average Assets	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	FY 2012	FY 2013
Net income (loss)	$ (17.4)	$ 25.0	$ 24.6	$ 21.2	$ 22.7	$ 98.9	$ 53.4
After-tax adjustments:							
Unrealized FV gain on subordinated debentures*	(1.4)	-	-	-	-	(0.4)	(1.4)
Corporate reorganization expense	-	-	-	3.9	-	-	3.9
Loss on debt extinguishment**	42.2	-	-	-	-	-	42.2
Adjusted net income	$ 23.4	$ 25.0	$ 24.6	$ 25.1	$ 22.7	$ 98.5	$ 98.1
Average Assets	$ 8,298.8	$ 8,326.5	$ 8,310.6	$ 8,385.1	$ 8,479.7	$ 8,424.3	$ 8,330.4
Adjusted ROAA	1.14%	1.21%	1.17%	1.19%	1.09%	1.17%	1.18%

($000s)

Tangible Common Equity/Tangible Assets	Q1 2013	Q4 2013	Q1 2014
Total shareholders' equity	$1,136,798	$1,131,866	$1,082,449
Goodwill and intangibles	(267,812)	(265,133)	(264,435)
Tangible common equity	$ 868,986	$ 866,733	$ 818,014
Total assets	$8,323,777	$8,591,848	$8,557,381
Goodwill and intangibles	(267,812)	(265,133)	(264,435)
Tangible assets	$8,055,965	$8,326,715	$8,292,946
Tangible common equity/tangible assets	10.79%	10.41%	9.86%

*TruPS redemption – Q1 2013.
**FHLB repayment – Q1 2013.
***Difference in summation of Q4 2013 and FY 2013 adjusted net income due to rounding.

NATIONAL PENN

Reconciliation of Non-GAAP Measures

($000s)

Operating Expense and Efficiency Ratio	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	FY 2012	FY 2013
Non-interest expense	$ 117,322	$ 53,153	$ 53,603	$ 57,833	$ 52,337	$210,310	$ 281,911
Less:							
Loss on debt extinguishment**	64,888	-	-	-	-	-	64,888
Corporate reorganization expense	-	-	-	6,000	-	-	6,000
Operating expenses	$ 52,434	$ 53,153	$ 53,603	$ 51,833	$ 52,337	$210,310	$ 211,023
Net interest income (taxable equivalent)	$ 66,015	$ 67,610	$ 67,371	$ 68,223	$ 66,351	$272,622	$ 269,219
Non-interest income	25,577	24,968	24,808	22,714	21,478	95,968	98,067
Less:							
Net gains on FV changes of subordinated debentures*	2,111	-	-	-	-	683	2,111
Net gains (losses) on investment securities	25	22	7	-	8	(277)	54
Adjusted revenue	$ 89,456	$ 92,556	$ 92,172	$ 90,937	$ 87,821	$368,184	$ 365,121
Efficiency Ratio	58.61%	57.43%	58.16%	57.00%	59.60%	57.12%	57.80%

($000s)

Non-Interest Income	Q4 2013	Q1 2014	FY 2012	FY 2013
Banking - deposits	$ 8,609	$ 7,910	$ 34,377	$ 34,148
Banking - mortgages	902	716	7,640	6,500
Banking - other	3,566	2,381	16,054	15,253
Wealth	6,609	6,866	24,629	27,309
Insurance	3,028	3,597	12,858	12,692
Subtotal - core non-interest income	22,714	21,470	95,558	95,902
Plus:				
Net gains from FV changes on subordinated debentures*	-	-	683	2,111
Net gains (losses) on investments	-	8	(273)	54
Total non-interest income	$ 22,714	$ 21,478	$ 95,968	$ 98,067

*TruPS redemption – Q1 2013.

**FHLB repayment – Q1 2013.

Reconciliation of Non-GAAP Measures

($millions)

Operating expense and efficiency ratio	2009	2010	2011	2012	2013
Non-interest expense	$ 508.6	$ 241.7	$ 223.4	$ 210.3	$ 281.9
Less:					
Fraud Recovery	(4.0)	-	-	-	-
Goodwill impairment	275.0	8.3	-	-	-
FDIC Special Assessment	4.6	-	-	-	-
SERP accrual	2.0	-	-	-	-
Loss on debt extinguishment**	-	-	-	-	64.9
Corporate reorganization expense	-	-	2.2	-	6.0
Christiana Bank and Trust	4.3	7.7	-	-	-
Operating expenses	$ 231.0	$ 233.4	$ 221.2	$ 210.3	$ 211.0
Net interest income (taxable equivalent)	$ 275.2	$ 292.6	$ 280.0	$ 272.6	$ 269.2
Non-interest income	(1.5)	98.2	91.2	96.0	98.1
Plus:					
Gain on pension plan curtailment	-	4.1	-	-	-
Net losses from fair value changes	(4.4)	(10.4)	-	-	-
Loss on sale of SNC loans	(6.0)	-	-	-	-
Gain on sale of wealth unit	1.2	-	-	-	-
Loss on sale of building	-	-	(1.0)	-	-
Loss on debt extinguishment	-	-	(2.6)	-	-
Net (losses) gains on FV changes of subordinated debentures*	-	-	(2.5)	0.7	2.1
Net (losses) gains on investment securities / impairment / CDO loss	(104.6)	-	2.7	(0.3)	0.1
Adjusted revenue	$ 387.6	$ 397.1	$ 374.7	$ 368.2	$ 365.1
Efficiency Ratio	59.61%	58.78%	59.03%	57.12%	57.80%

*TruPS redemption – Q1 2013.

**FHLB repayment – Q1 2013

NATIONAL PENN

Reconciliation of Non-GAAP Measures

($millions)

Core non-interest expense	2009	2010	2011	2012	2013
Core non-interest expense	**$ 226.7**	**$ 225.7**	**$ 221.2**	**$ 210.3**	**$ 211.0**
Christiana Bank & Trust	29.9	16.0	-	-	-
Special (recovery) charge for fraud loss, net of expenses	(4.0)	-	-	-	-
Goodwill impairment	254.0	-	-	-	-
SERP accrual	2.0	-	-	-	-
Corporate reorganization expense	-	-	2.2	-	6.0
Loss on debt extinguishment**	-	-	-	-	64.9
Non-interest expense	**$ 508.6**	**$ 241.7**	**$ 223.4**	**$ 210.3**	**$ 281.9**

**FHLB repayment – Q1 2013

Investor Relations Information

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